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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                                   --------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                   Heidrick & Struggles International, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)


              Delaware                                         36-2681268
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   (State of Incorporation or Organization)                (I.R.S. Employer
                                                           Identification no.)


     233 South Wacker Drive--Suite 4200                        60606-6303
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(Address of Principal Executive Offices)                       (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box.[_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [x]


Securities Act registration statement file
 number to which this form relates:                      333-59931
                                                   -----------------------
                                                       (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

             Title of Each Class            Name of Each Exchange on Which
             to be so Registered              Each Class is to be Registered
             -------------------              ------------------------------

                    None                               Not applicable
---------------------------------------     -----------------------------------

---------------------------------------     -----------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                                 Common Stock
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                               (Title of Class)
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Item 1.  Description of Registrant's Securities to be Registered.

            For a description of the Common Stock (the "Common Stock"), see the information under the caption "Description of Capital Stock--Common Stock" in the Registration Statement on Form S-1 (File No. 333-59931) (the "Registration Statement") of Heidrick & Struggles International, Inc. (the "Company") as filed with the Securities and Exchange Commission (the "Commission") on March 31, 1999 and any amendments to the Registration Statement filed with the Commission prior to such Registration Statement's being declared effective, which description is hereby incorporated herein by reference.


Item 2.  Exhibits.

Exhibit
Number       Description
------       -----------
 1.01        Amendment No. 1 to the Registration Statement on Form S-1 (File No.
             333-59931), as filed with the Commission on September 8, 1998

 1.02        Amendment No. 2 to the Registration Statement on Form S-1 (File No.
             333-59931), as filed with the Commission on February 23, 1999

 1.03        Amendment No. 3 to the Registration Statement on Form S-1 (File No.
             333-59931), as filed with the Commission on March 31, 1999

 3.01 Form of Amended and Restated Certificate of Incorporation of the Registrant (Incorporated by reference to Exhibit 3.02 of this Registrant's Registration Statement of Form S-4 (File No. 333-61023))

 3.02 Form of Amended and Restated By-laws of Registrant (Incorporated by reference to Exhibit 3.03 of this Registrant's Registration Statement of Form S-4 (File No. 333-61023))

 *4.01       Specimen stock certificate
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*Filed herewith.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HEIDRICK & STRUGGLES INTERNATIONAL, INC.


                                        By  /s/ Richard D. Nelson
                                            ----------------------------------
                                            Name:    Richard D. Nelson
                                            Title:   Secretary


April 20, 1999